                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    December 7, 1998
                                                     ----------------



                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                         0-11656                     22-1807533
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)          (I.R.S. EIN)
     of incorporation)

Two Nationwide Plaza, Suite 760, Columbus, Ohio                          43215
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (614) 221-6000
                                                     --------------


                                    NO CHANGE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 9.  Recent Sales of Unregistered Securities.

         (a)   Date:    December 7, 1998.

               Title:   Series 2 Bonds.

               Amount
               Sold: Two (2) bonds totalling One Million One Hundred Thousand Swiss Francs (CHF 1,100,000.00), each in the amount of Five Hundred Fifty Thousand Swiss Francs (CHF 550,000.00).

         (b)   No underwriter. The bonds were sold to European investors.

         (c) The total offering price for the bonds sold was One Million One Hundred Thousand Swiss Francs (CHF 1,100,000.00) with no underwriting discounts or commissions. The bonds are convertible into common stock at a price of CHF 3.7037 per share of common stock with no underwriting discounts or commissions.

         (d) The exemption relied upon is Regulation S. The bonds were sold in an offshore transaction to European investors and were issued in the name of a Swiss bank. Therefore, the transaction complied with the requirement that the offer not be made to a U.S. person and that the buy order be originated when the purchaser is outside of the United States. Additionally, no directed selling efforts were engaged in, since no activities with the potential to condition the United States' market for the sale of the securities were conducted. Furthermore, the sales qualify for Regulation S's second safe harbor, as the issuer is a reporting issuer and has met all the offering restrictions imposed by the safe harbor. Namely, the certificates are properly legended as required by Regulation S (see Section 1.5 of the bonds attached hereto as an exhibit) and inform the holder of the transactional requirements imposed during the restricted period. Additionally, as is set forth in section (e) below, certain conditions were imposed upon the exercise of the bonds, as required by Section 902(m) of Regulation S.

         (e) The bonds provide that the registered owner may, from time to time prior to December 7, 2003, convert the principal of the bonds into fully paid and nonassessable shares of Common Stock of The Wendt-Bristol Health Services Corporation at a price of CHF
               3.7037 per share, provided that each exercise can be in an amount of no less than One Hundred Thousand Swiss Francs (CHF 100,000.00) and subject to adjustment upon the happening of certain events. Additionally, the registered owner must provide written certification

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               that the purchaser is not a "U.S. person" as defined in Section
               902(k) of Regulation S and that the conversion rights are not being exercised on behalf of a "U.S. person." In the alternative, the written opinion of counsel to the effect that the bond and underlying securities are exempt from registration or have been registered may be provided. The Registrant will not register any transfer of the common stock not made in accordance with the provisions of Regulation S.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WENDT-BRISTOL HEALTH
                                             SERVICES CORPORATION


Dated:  December 21, 1998                   By: /s/ SHELDON A. GOLD
                                               --------------------------
                                               Sheldon A. Gold, President

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------


                            THE WENDT-BRISTOL HEALTH
                              SERVICES CORPORATION


                     --------------------------------------


                                    EXHIBITS


                     --------------------------------------

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                                                                PAGE NO.
-------                                                                --------

    1        Series 2 Bond dated December 7, 1998, by and                6
             between The Wendt-Bristol Health Services
             Corporation and Banca Del Sempione,
             or registered assigns

                                                                       EXHIBIT 1


                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                         7.0% BOND DUE DECEMBER 7, 2003

                                    ARTICLE I
                     Promise to Pay; Interest; Payment Terms
                     ---------------------------------------

         1.1 FOR VALUE RECEIVED, The Wendt-Bristol Health Services Corporation (the "Company"), a Delaware corporation, promises to pay to BANCA DEL SEMPIONE (the "Holder") or registered assigns, the sum of Five Hundred Fifty Thousand Swiss Francs (CHF 550,000), and promises to pay interest on the principal amount of this Bond at the rate of 7.0% per annum from the issuance date hereof until paid. The Company will pay interest quarterly on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1998. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If not sooner paid in accordance with the terms hereof, the principal and any unpaid interest of this Bond shall be due and payable on December 7, 2003, at which time the Holder shall surrender this Bond against payment. The Company's obligation to pay interest on the principal hereof shall cease on December 7, 2003 if this Bond is not so surrendered. The Company will pay both principal and interest in Swiss Francs.

         1.2 The Company may, with 90 days notice, prepay this Bond, in whole or in part, without premium or penalty.

         1.3 This Bond is one of a series of Bonds issued by the Company and designated as Series 2.

         1.4 Any payment of interest or principal which is due on a day that is not a business day in the United States of America shall be payable on the next following business day.

         1.5 THIS BOND HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE HOLDER OF THIS BOND PRIOR TO DECEMBER 7, 1999 CAN RESELL THIS BOND ONLY IF REGISTERED UNDER THE ACT, PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, OR IN TRANSACTIONS EFFECTED IN ACCORDANCE WITH THE PROVISIONS OF RULE 903 AND RULE 904 OF REGULATION S ADOPTED UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THIS BOND MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

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         1.6   THE SECURITIES TO BE ISSUED UPON THE CONVERSION OF THIS BOND HAVE
NOT BEEN REGISTERED UNDER THE ACT AND THIS BOND MAY NOT BE CONVERTED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         1.7 The Company shall keep at its office a register in which the Company shall provide for the registration of the Bond and for the registration of transfer and exchange of this Bond. The holder of this Bond may, either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at the office of the Company and, without expense to the Holder (except for taxes or governmental charges imposed in connection therewith), receive in exchange therefor, a Bond in such denomination or denominations as the Holder may request, dated as of the date to which interest has been paid on the Bond so surrendered for transfer or exchange, for the same aggregate principal amount as the then unpaid principal amount of the Bond so surrendered for transfer or exchange, and registered in the name of such person or persons as may be designated by the Holder. Each Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or shall be accompanied by a written instrument of transfer, satisfactory in form to the Company, duly executed by the Holder of this Bond so made and delivered in exchange for this Bond shall in all other respects be in the same form and have the same terms as this Bond. No transfer or exchange of this Bond shall be valid and no such transfer or exchange shall be registered by the Company unless made in the foregoing manner at such office and only if this Bond is registered under the Act, exempt from registration under the Act or otherwise in compliance with the requirements of Regulation S adopted under the Act.

         Additional provisions of this Bond are set forth on the reverse side of this Bond and on page 3 hereof.

                                            THE WENDT-BRISTOL HEALTH SERVICES
                                            CORPORATION , a Delaware corporation


                                            By:_________________________________
                                            Name: Marvin D. Kantor
Issue Date:  December 7, 1998                     Title: Chairman

                                   ARTICLE II
                                 Negative Pledge
                                 ---------------

         2.1 From the date hereof and continuing until such time as the Series 2 Bonds are paid in full, the Company shall not grant any Lien, as defined in
Section 2.2(a), in or against the New Jersey Property, as defined in Section 2.2(b). Nothing herein, however, shall prohibit any Lien in or against the New Jersey Property which: (i) existed on or before

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date of this Bond, (ii) non-consensual Liens which arise by operation of law or otherwise, such as by way of example and not in limitation, liens arising in connection with workers' compensation obligations, retirement plan obligations, unemployment insurance obligations, tax liens, judgment liens, (iii) Purchase Money Security Interests, as defined in Section 2.2(d) below, or (iv) Liens granted in substitution of any Lien permitted herein, but only if the maximum amount secured does not exceed the amount secured thereon immediately prior to the substitution.

         2.2      As used in this Bond:

                  (a) "Liens" shall mean a security interests, liens, encumbrances, or mortgages.

                  (b) "New Jersey Property" shall mean the real improved property with a street address of 125 South Street, Passaic, New Jersey 07055 consisting of approximately
                           6.49 acres.

                  (c) "Purchase Money Security Interest" shall have the meaning as set forth in Section 1309.05 of the Ohio Revised Code.

         2.3 This Bond, along with all bonds issued as Series 2 Bonds, are general unsecured obligations of the Company limited to the principal amount and accrued interest.

                                   ARTICLE III
                         Conversion and Purchase Rights
                         ------------------------------

         3.1 The Holder of this Bond shall have the right (the "Conversion Right") at any time or times on or prior to December 7, 2003, to convert any portion of the principal amount of this Bond into fully paid and nonassessable shares of common stock (the "Common Stock") of the Company at the conversion ratio of 3.7037 Swiss Francs of principal of this Bond for one share of the Common Stock (the "Conversion Price"), provided, however, that each exercise of the Conversion Right shall be with respect to no less than One Hundred Thousand Swiss Francs (CHF 100,000.00) of principal.

         3.2 The Conversion Price and number of shares to be issued upon exercise of the Conversion Right determined pursuant to Section 3.1 shall be subject to adjustment from time to time upon the happening of the following events while the Conversion Right remains outstanding:

                  (a) If, at any time after the issuance date of this Bond and while the Conversion Right remains outstanding, there shall be a merger or consolidation of the Company with or into another corporation, or the liquidation of the Company, then, as part of such merger, consolidation or liquidation, lawful provision shall be made so that the

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Holder shall thereafter be entitled to receive on the exercise of the Conversion
Right the number of shares of stock, other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled on such merger, consolidation or liquidation as if the Conversion Right had been exercised immediately before such merger, consolidation or liquidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of the Conversion Right with respect to the rights and interest of the Holder after the merger, consolidation or liquidation so that the provisions of the Conversion Right shall be applicable after such event, as near as reasonably may be, in relation to any shares, other securities or property deliverable after such event on the exercise of the Conversion Right.

                  (b) In case at any time after the issuance date of this Bond and while the Conversion Right remains outstanding, the shareholders of the Company shall have received or shall have become entitled to receive, without payment therefor:

                  (i) additional stock, other securities or property (other than cash) by way of dividend,

                  (ii) any cash (excluding cash dividends payable solely out of earnings or surplus of the Company), or

                  (iii) additional stock, other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement;

other than as provided for in Section 3.2(a) or other than additional shares of Common Stock issued as a stock dividend or in a stock-split as provided for in
Section 3.2(c), then, and in each such case, the Conversion Price shall be reduced by the fair market value (as determined in good faith by the Company's Board of Directors) of the portion of such stock, securities and property (including cash) applicable to one share of Common Stock on the record date fixed for determination of shareholders eligible to receive such items or, in the absence of a record date, the date of distribution of such items.

                  (c) In case the Company shall at any time after the issuance date of this Bond and while the Conversion Right remains outstanding
(i) declare or pay any dividend on outstanding shares of Common Stock payable in Common Stock, (ii) effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend of its Common Stock) or (iii) combine or consolidate the outstanding shares of Common Stock into a lesser number of shares of Common Stock, by reclassification or otherwise, then, and in each such case, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number of such shares of Common Stock subject

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to the Conversion Right on such date, shall be proportionately adjusted so that the Holder shall be entitled to receive the aggregate number of shares of Common Stock which, if the Conversion Right had been exercised immediately prior to such date at the Conversion Price then in effect, the Holder would have owned upon the exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification.

         3.3 No fractional shares of Common Stock will be issued in connection with any exercise of the Conversion Right hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Conversion Price then in effect.

         3.4 The Company covenants that during the period the Conversion Right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of the Conversion Right of the Holder under this Bond. The Company agrees that its issuance of this Bond shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of the Conversion Right of the Holder under this Bond.

         3.5 This Bond may be converted by the Holder in whole or in part, subject to the minimum requirements set forth in Section 3.1 above, by the surrender of this Bond at the principal office of the Company at its address and in the manner set forth above in Section 4.4. In order to exercise the Conversion Right, the Holder must communicate the intent to exercise the Conversion Right to the President of the Company. The Holder must certify that he/she/it is not a "U.S. person" as defined in Section 203.902(k) of Regulation S nor purchasing the Common Stock on behalf of a "U.S. person" or must present the written opinion of counsel to the effect that the Bond and the Common Stock have been registered under the Securities Act of 1933 or are exempt from registration thereunder. Upon partial exercise of the Conversion Right, a new Bond containing the same issuance date and provisions of this Bond shall be issued by the Company to the Holder for the remaining principal balance and the number of shares of Common Stock with respect to which this Bond shall not have been converted.

         3.6 Prior to the exercise of the Conversion Right, the Holder shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions or to exercise any pre-emptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         3.7 The Company will not register any transfer of common stock not made in accordance with the provisions of Regulation S.

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                                   ARTICLE IV
                        Default; Remedies; Miscellaneous
                        --------------------------------

         4.1 If the Company fails to pay any amount payable under this Bond within 30 days after the Company receives written notice thereof from the Holder setting forth such failure and demanding payment, the Lender may immediately exercise any right, power or remedy permitted to the Lender by law or agreement.

         4.2 A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under this Bond or for any claim based on, or in respect or by reason of, such obligations or their creation. The Holder by accepting this Bond waives and releases all such liability. The waiver and release are part of the consideration of the issuance of this Bond.

         4.3 This Bond shall be governed by the laws of the State of Ohio (U.S.A). This Bond embodies the entire agreement between the Company and the Holder regarding the terms of the loan evidenced by this Bond, and supersedes all oral statements and prior writings relating to that loan.

         4.4 All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, and addressed to the appropriate party at its address set forth below. The Company or the Holder may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         If to the Company  The Wendt-Bristol Health Services Corporation
                            Two Nationwide Plaza
                            280 North High Street, Suite 760
                            Columbus, Ohio, 43215
                            U.S.A.
                            Attn:  President
                          ********************************************


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